                               Consent of Independent Auditors

We consent to the reference to our firm under the caption "Auditors" and to the use of our report dated May 16, 2002 in the Registration Statement (Form N-2 No. 333-71722 and
811-10541) and related Prospectus of Oppenheimer Tremont Opportunity Fund, L.L.C. for the
registration of limited liability company interests.

                                     /s/ ERNST & YOUNG LLP
                                     ----------------------------------
                                     ERNST & YOUNG LLP

New York, New York
July 25, 2002